                                                                    Exhibit 10.l


[LOGO OF BANKAMERICA CORPORATION]

BANKAMERICA CORPORATION

MANAGEMENT STOCK PLAN
OPTION GAIN DEFERRAL PROGRAM
(effective March 1, 1998)



                                                     As adopted February 9, 1998

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I
         1.1   Name......................................................    1
         1.2   Purpose...................................................    1
         1.3   Status Under ERISA........................................    1
ARTICLE II
         2.1   BankAmerica...............................................    2
         2.2   Change in Control.........................................    2
         2.3   Common Stock..............................................    2
         2.4   Company...................................................    2
         2.5   Deferred Shares Account or Account........................    2
         2.6   Dividend Equivalent Shares................................    2
         2.7   Eligible Employee.........................................    2
         2.8   Employment................................................    3
         2.9   Executive Officer.........................................    3
        2.10   Fair Market Value.........................................    3
        2.11   Internal Revenue Code.....................................    3
        2.12   Management Stock Plan or Plans............................    3
        2.13   Option....................................................    3
        2.14   Participant...............................................    4
        2.15   Plan Administrator........................................    4
        2.16   Profit Shares.............................................    4
        2.17   Program...................................................    4
        2.18   Service Center............................................    4
        2.19   United States.............................................    4
ARTICLE III
         3.1   Submission of Deferral Election...........................    5
         3.2   Non-Exercise Period.......................................    5
         3.3   Date Election Becomes Effective and Duration..............    5
         3.4   Exercise of Option........................................    5
         3.5   Deferral of Profit Shares.................................    6
         3.6   Vesting...................................................    6
ARTICLE IV
         4.1   Deferred Shares Account...................................    7
         4.2   Dividend Equivalent Shares................................    7
ARTICLE V
         5.1   Form of Payment...........................................    8
         5.2   Payment When Employment Ends..............................    8
         5.3   Payment Election for Termination of Employment............    8
         5.4   In-Service Payment Election...............................    9
         5.5   Payments due to Hardship..................................    9
         5.6   Reemployed Employees......................................   10
         5.7   Payments Upon Death of Participant........................   10
         5.8   Withholding Taxes.........................................   10
         5.9   Temporary Postponement of Payment to Executive

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
               Officers..................................................   11
ARTICLE VI
         6.1   Source of Shares..........................................   12
         6.2   Rights as Shareholder.....................................   12
ARTICLE VII
         7.1   Amendment and Termination.................................   13
         7.2   Plan Administrator........................................   13
         7.3   Powers and Duties of Plan Administrator...................   13
         7.4   Reliance Upon Information.................................   14
ARTICLE VIII
         8.1   Claims Procedure..........................................   15
         8.2   Appeal and Review Procedure...............................   15
         8.3   Exhaustion of Remedies....................................   16
ARTICLE IX
         9.1   Source of Payments........................................   17
         9.2   Prohibition on Alienation.................................   17
         9.3   Not a Contract of Employment..............................   17
         9.4   Headings Not to Control...................................   17
         9.5   Separability of Program Provisions........................   17
         9.6   Applicable Law............................................   17
         9.7   Entire Plan...............................................   17

                                   ARTICLE I
                                NAME AND PURPOSE
                                ----------------


          1.1  Name.  This document shall be known as the BankAmerica
               ----
Corporation Management Stock Plan Option Gain Deferral Program (the "Program"). The Program shall be effective as of March 1, 1998.

          1.2  Purpose.  The purpose of the Program is to provide Eligible
               -------
Employees with an opportunity to defer the receipt of shares of BankAmerica Common Stock upon exercise of an Option, as such terms are defined in Article II.

          1.3  Status Under ERISA.  The Program is unfunded and is maintained
               ------------------
for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

                                   ARTICLE II
                                  DEFINITIONS
                                  -----------


     The following terms when used herein shall have the meaning set forth below, if capitalized. Unless the context clearly indicates otherwise, words in the masculine, feminine or neuter gender include the other genders and the singular includes the plural and vice versa.


          2.1  "BankAmerica" means BankAmerica Corporation.
                -----------

          2.2  "Change in Control" means a "Change in Control" as defined under
                -----------------
the BankAmerica Corporation 1992 Management Stock Plan.

          2.3  "Common Stock" means shares of BankAmerica's common stock,
                ------------
$1.5625 par value per share

          2.4  "Company" means BankAmerica and its subsidiaries, collectively.
                -------
For purposes of this definition, a subsidiary is any corporation of which BankAmerica owns, directly or indirectly, 20 percent or more of the voting stock.

          2.5  "Deferred Shares Account" or "Account" means the account
                ------------------------------------
described in Section 4.1.

          2.6  "Dividend Equivalent Shares" means the phantom shares of Common
                --------------------------
Stock credited to a Participant's Deferred Shares Account under Section 4.2.

          2.7  "Eligible Employee" means an employee of the Company who
                -----------------
satisfies (a), (b) or (c):

               (a) The employee is based within the United States and satisfies
(i), (ii), or (iii):

                    (i) The employee is an Executive Officer.

                    (ii) The employee is classified within Impact Level 1, 2 or 3 under the personnel policy of the Company.

                    (iii) The employee has an annual Salary of $100,000 or more.

          (b) The employee is based outside the United States and is classified as an International Assignee whose home country is the United States under the personnel policy of the Company and qualifies under (ii) or (iii) of section (a) above, provided that the Plan Administrator specifically determines that such eligibility is feasible under applicable non-U.S. law without adverse tax or other consequences.

               (c) The employee has been designated as an Eligible Employee for the Program by the Personnel Relations Officer of BankAmerica.

          2.8  "Employment" means employment (including an authorized leave of
                ----------
absence) with the Company.

          2.9  "Executive Officer" means an officer of BankAmerica Corporation
                -----------------
designated by the Board of Directors of BankAmerica as an Executive Officer for purposes of the Securities and Exchange Commission reporting and proxy regulations.

          2.10 "Fair Market Value" of a share of Common Stock on any date means
                -----------------
the average of the high and low sales prices of a share as reflected in the report of consolidated trading of New York Stock Exchange listed securities for that day (or, if no shares were publicly traded on that day, the immediately preceding day that shares were so traded) published in The Wall Street Journal or in any other publication selected by the Plan Administrator, provided, however, that if share prices are misquoted or omitted by the selected publication(s), the Plan Administrator shall directly solicit this information from officials of the stock exchanges or from other informed independent market sources. If shares of Common Stock shall not have been publicly traded for more than ten days immediately proceeding such date, then the fair market value of a share shall be determined by the Executive Personnel and Compensation Committee of the Board of Directors of BankAmerica in such manner as it may deem appropriate.

          2.11 "Internal Revenue Code" means the Internal Revenue Code of 1986,
                ---------------------
as amended from time to time.

          2.12 "Management Stock Plan or Plans" means each of the following:
                ------------------------------

     BankAmerica Corporation Performance Equity Program
     BankAmerica Corporation 1992 Management Stock Plan
     BankAmerica Corporation 1987 Management Stock Plan

     Security Pacific Corporation Stock-Based Incentive Award Plan Security Pacific Corporation Stock Option Plan

     Continental Bank Corporation 1991 Equity Performance Incentive Plan Continental Bank Corporation 1982 Performance, Restricted Stock and Stock
          Option Plan

          2.13 "Option" means an option to purchase shares of Common Stock
                ------
granted under a Management Stock Plan, other than an option intended to be an incentive stock option under Section 422 of the Internal Revenue Code.

          2.14 "Participant" means an employee or former employee who has
                -----------
elected to defer the receipt of Profit Shares under the Program.

          2.15 "Plan Administrator" means the person or entity designated by the
                ------------------
Personnel Relations Officer of BankAmerica to administer the Program.

          2.16 "Profit Shares" means the shares of Common Stock deliverable upon
                -------------
exercise of an Option which are in excess of the number of shares used to pay the exercise price of the Option.

          2.17 "Program" means the BankAmerica Corporation Management Stock Plan
                -------
Option Gain Deferral Program, as set forth in this document and as amended from time to time.

          2.18 "Service Center" means the department of Bank of America NT&SA or
                --------------
third party designated by the Plan Administrator to provide day-to-day administrative services under the Program.

          2.19 "United States" means the 50 states, Guam, Puerto Rico and the
                -------------
Virgin Islands.

                                  ARTICLE III
                               ELECTION TO DEFER
                               -----------------



          3.1  Submission of Deferral Election.  Each Eligible Employee who
               -------------------------------
desires to defer the receipt of Profit Shares may do so by filing a Option deferral election with the Service Center as provided below.

               (a) The Option deferral election shall be made on the form specified by the Plan Administrator and shall specify the Option to which the deferral election applies by grant date and, if applicable, Option number.

               (b) The Option must be fully vested and must have a period of at least 6 months remaining before expiration.

               (c) The Option deferral election shall apply to all unexercised shares of Common Stock remaining under the Option.

               (d) The Option deferral election is irrevocable and may not be withdrawn or changed by the Eligible Employee after its receipt by the Service Center.

          3.2  Non-Exercise Period. After the Option deferral election has been
               -------------------
received by the Service Center, the Eligible Employee may not exercise the Option for 180 days, including the day the form is received by the Service Center, unless (a) the employee's Employment ends (provided the Option may be exercised after Employment ends) or (b) BankAmerica undergoes a Change in Control.

          3.3  Date Election Becomes Effective and Duration. The Option deferral
               --------------------------------------------
election shall become effective on the day after the Employee completes 180 days of continuous Employment, including the day the Option deferral election is received by the Service Center. Once effective, the Option deferral election shall remain in effect until (a) the Employee's Employment ends or (b) BankAmerica undergoes a Change in Control. The election is irrevocable.

          3.4  Exercise of Option. When an Option deferral election becomes
               ------------------
effective under Section 3.3, the Participant may exercise the Option at any time thereafter until the Option ceases to be exercisable pursuant to provisions of the Option agreement and the Management Stock Plan under which the Option was granted. The procedures governing exercise shall be established by the Plan Administrator. The Participant may exercise all or a portion of the shares subject to the Option.

                (a) The Participant shall pay the full exercise price in shares of Common Stock which, in the case of shares acquired directly from the company, have been owned by the Participant for at least 6 months prior to the date of exercise. The shares shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise.

               (b) The Participant may pay the exercise price by submitting a copy of a "Direct Registration Transaction Advice" or a photocopy of stock certificates and a statement which identifies the shares being used to pay the exercise price.

          3.5  Deferral of Profit Shares.  Upon exercise of the Option under
               -------------------------
Section 3.4, the company shall withhold delivery of the Profit Shares until the date specified by the Participant in the Option deferral election or as otherwise provided in Article V.

          3.6  Vesting.  All Profit Shares deferred under the Program, and any
               -------
Dividend Equivalent Shares, shall be fully vested at all times.

                                   ARTICLE IV
                           DIVIDEND EQUIVALENT SHARES
                           --------------------------


          4.1  Deferred Shares Account.  An unfunded bookkeeping account shall
               -----------------------
be established for each Participant. The account shall be credited with the number of Profit Shares and Dividend Equivalent Shares to be paid to the Participant under Article IV.

          4.2  Dividend Equivalent Shares. Each Participant's Deferred Shares
               --------------------------
Account shall be credited with Dividend Equivalent Shares on any date BankAmerica pays dividends on the Common Stock. The amount of Dividend Equivalent Shares credited shall be equal to:

               (a) The total number of Profit Shares and Dividend Equivalent Shares credited to the Account on the date the dividend is paid.

                                 multiplied by

               (b) The dollar amount of the dividend paid on that date on each share of Common Stock.

                                   divided by

               (c) The Fair Market Value of a share of Common Stock on the date the dividend is paid.

                                   ARTICLE V
            PAYMENT OF PROFIT SHARES AND DIVIDEND EQUIVALENT SHARES
            -------------------------------------------------------


          5.1  Form of Payment.  All whole shares credited to a Participant's
               ---------------
Deferred Shares Account shall be paid in shares of Common Stock. A fractional share credited to a Participant's Deferred Shares Account shall be paid in cash, based on the Fair Market Value of a share of Common Stock on the payment date. As soon as practicable after the payment date determined under this article, the Company shall direct BankAmerica's transfer agent to register the whole shares of Common Stock in the name of the Participant and issue a check to the Participant for any fractional share.

          5.2  Payment When Employment Ends.  The shares credited to the
               ----------------------------
Participant's Deferred Shares Account shall be paid to the Participant upon termination of Employment as provided in (a) or (b) below:

               (a) If the Participant has a payment election in effect, as provided in Section 5.3(b), when Employment ends, the Participant's Deferred Shares Account shall be paid in accordance with such payment election.

               (b) If the Participant does not have a payment election in effect, as provided in Section 5.3(b), when Employment ends, the shares credited to the Participant's Deferred Shares Account shall be paid in a single payment as of the date the Participant's Employment ends.

          5.3  Payment Election for Termination of Employment.  Each Participant
               ----------------------------------------------
may submit a payment election form specifying how the Participant's Deferred Shares Account (as reduced by any amounts previously paid under Sections 5.4 or 5.5) shall be paid upon the Participant's termination of Employment for any reason other than death.

               (a) The payment election form shall specify which of the following forms of payment shall apply:

                     (1) A single payment made as of the date Employment ends.

                     (2) A single payment made as of the first business day of the first, second or third calendar year immediately following the calendar year in which Employment ends.

                     (3) Fifteen or fewer annual installment payments commencing in the first, second or third calendar year immediately following the calendar year in which the Participant's Employment ends. Each payment shall be made as of the first business day of the calendar year. Each payment shall be equal to
(i) the Participant's Deferred Shares Account share balance as of December 31 of the immediately preceding calendar year, multiplied by (ii) a fraction, the numerator of which is one and the denominator is the number of installments remaining, including the current year's payment.

          (b) If the Participant does not have a balance in his or her Deferred Shares Account at the time a payment election form is submitted, the payment election form shall become effective on the date of receipt by the Service Center. If the Participant has a Deferred Shares Account balance at the time a payment election form is submitted, the payment election shall become effective on the one year anniversary of the date the election form is received by the Service Center, provided the Participant has remained continuously employed by the Company until that date. If the Participant has previously submitted a payment election form, the Participant may not submit a new payment election form until his or her prior election has become effective. In addition, no new payment election form may be submitted which would shorten the period during which payments are made after Employment ends or accelerate the date upon which payment commences after Employment ends.

          5.4  In-Service Payment Election.  Each Participant may submit an in-
               ---------------------------
service payment election form directing that a specified number of shares from his or her Deferred Shares Account shall be paid in a single payment in a specified calendar year, provided the Participant remains continuously employed by an Employer until that calendar year.

               (a) The in-service payment shall be made in a single payment as of the first business day of the calendar year specified by the Participant. Each Participant may have up to 4 in-service elections in effect at one time.

               (b) Each in-service payment election shall become effective upon receipt by the Service Center. An in-service payment election may only apply to Profit Shares which are deferred after the form is received by the Service Center, but shall not include Profit Shares deferred in the calendar year preceding the calendar year specified for payment. A Participant may not change an in-service payment election.

          5.5  Payments due to Hardship.  In the event a Participant has an
               ------------------------
unforeseeable emergency, the Plan Administrator in his or her sole discretion may, upon the Participant's written request and submission of such information as the Plan Administrator may request, authorize a payment to the Participant from his or her Deferred Shares Account of a number of shares of Common Stock having a Fair Market Value, determined as of the date the hardship is approved, no greater than necessary to meet such emergency. For purposes of this section, an unforeseeable emergency means an unanticipated emergency that is caused by any event beyond the control of the Participant and that would result in severe financial hardship to the individual if the withdrawal were not permitted.

          5.6  Reemployed Employees.  If a former Employee is reemployed by an
               --------------------
Employer, any payments then being made under the Program shall continue.

          5.7  Payments Upon Death of Participant.
               ----------------------------------

          (a)  A Participant may designate any person or persons (not exceeding
10), including a trust, as his or her primary beneficiary or contingent beneficiary to receive his or her Deferred Shares Account in the event of the Participant's death. Any such designation shall be made by filing the Program form designated for that purpose with the Service Center. The Participant may change or cancel his or her beneficiary designation at any time prior to death without the consent of any designated beneficiary. If no beneficiary has been designated by the Participant, or if no beneficiary is alive at the date of the Participant's death, payment shall be made to the Participant's estate.

          (b) The Participant may elect on the death benefit payment election form that his or her Deferred Shares Account shall be paid, except as provided in (c) below, upon the Participant's death in accordance with one of the following options:

               (1) In a single payment as of the date of death.

               (2) In a single payment as of the first business day of the calendar year immediately following the calendar year in which the death occurs.

               (3) In three approximately equal payments, each made as of the first business day of the three calendar years immediately following the calendar year in which the death occurs.

If no death benefit payment election is in effect at the date of the Participant's death and if a single payment or installment payments have not been made, payment shall be made in a single payment as of the date of death.

          (c) If the Participant's death occurs after installment payments have commenced, payments shall continue in installments to the Participant's then living beneficiaries. Upon the death of the last surviving beneficiary, payment shall be made in a single payment to the Participant's estate as of the date of such death. If no beneficiary is living at the Participant's death, payment shall be made in a single payment to the Participant's estate as of the date of death.

          5.8  Withholding Taxes.  The Company shall have the
               -----------------
right to withhold sufficient shares of Common Stock from any payments under the Program to apply to any and all taxes required to be collected under federal, state or local law. Shares of Common Stock used to satisfy withholding taxes shall be valued at their Fair Market Value on the date of payment.

          5.9  Temporary Postponement of Payment to Executive Officers.
               -------------------------------------------------------
BankAmerica reserves the right to temporarily postpone payment from the Deferred Shares Account of any Participant who is an Executive Officer at the time such payment would have occurred, or was an Executive Officer in the period immediately preceding such date, if BankAmerica determines in good faith that such delay is necessary to avoid adverse tax consequences to the Company under Internal Revenue Code Section 162(m), or other tax provision.

                                   ARTICLE VI
                         SHARES SUBJECT TO THE PROGRAM
                         -----------------------------


          6.1  Source of Shares.  Profit Shares delivered to Participants under
               ----------------
the Program shall be issued under the Management Stock Plan under which the Option was granted. Dividend Equivalent Shares shall be issued under the BankAmerica Corporation 1992 Management Stock Plan.

          6.2  Rights as Shareholder.  No Participant shall have rights as a
               ---------------------
shareholder with respect to any shares credited to his or her Deferred Shares Account unless and until the shares of Common Stock are registered in the name of the individual.

                                  ARTICLE VII
               PROGRAM AMENDMENT, TERMINATION AND ADMINISTRATION
               -------------------------------------------------


          7.1  Amendment and Termination.  BankAmerica is the "plan sponsor" of
               -------------------------
the Program as that term is defined in ERISA. BankAmerica may amend, suspend or terminate the Program in whole or in part at any time by a written instrument executed by the Personnel Relations Officer of BankAmerica. However, any action which would materially alter the manner in which the investment return on Participants' Deferred Shares Accounts is determined or which terminates the Program shall be approved by the Executive Personnel and Compensation Committee of the Board of Directors of BankAmerica. No such amendment, suspension or termination shall reduce the amount credited to Participants' Deferred Shares Accounts as of the date of such action. Upon Program termination, all amounts credited to Participants' Deferred Shares Accounts shall be paid to Participants in a single payment as of the date of termination.

          7.2  Plan Administrator.  The Plan Administrator is the named
               ------------------
fiduciary, as that term is defined in ERISA, of the Program having discretionary authority to control and manage the operation and administration of the Program.

          7.3  Powers and Duties of Plan Administrator.
               ---------------------------------------

               (a) The Plan Administrator shall have discretionary authority to determine eligibility for benefits and to construe the terms of the Program. The Plan Administrator shall have such other discretionary authority as may be necessary to enable it to discharge its responsibilities under the Program as administrator and named fiduciary, including, but not limited to, the power:

                         (1) To review appeals by Participants under Article
VIII.

                         (2) To appoint or employ one or more persons to assist
in the administration of the Program.

                         (3) To adopt such rules as it deems appropriate for the
administration of the Program.

                         (4) To prescribe procedures to be followed by
Participants.

                         (5) To prepare and distribute information relating to
the Program.

                         (6) To request from the Company and Participants such
information as shall be necessary for proper administration of the Program.

               (b) The decision of the Plan Administrator upon any matter within its authority shall be final and binding on all parties, including the Company and Participants and their beneficiaries.

          7.4  Reliance Upon Information.  In making decisions under the
               -------------------------
Program, the Plan Administrator shall be entitled to rely upon information furnished by a Participant, beneficiary or the Company.

                                  ARTICLE VIII
                              CLAIMS FOR BENEFITS
                              -------------------


          8.1  Claims Procedure.
               ----------------

               (a) Claims Must be Filed. An employee, Participant, beneficiary
                   --------------------
or estate of a deceased Participant (the "claimant") who has a claim for payment from his or her Deferred Shares Account or concerning any other matter under the Program must give written notice of such claim or other matter to the Service Center.

               (b) Review of Claim. After the Service Center has reviewed the
                   ---------------
claim and obtained any other information it deems necessary to render a decision on the claim, the Service Center shall notify the claimant within 90 days after receipt of the claim of the acceptance or denial of the claim, unless special circumstances require an extension of time for processing the claim. Such an extension of time may not exceed 90 additional days and notice of the extension shall be provided to the claimant prior to the termination of the initial 90 day period indicating the special circumstances requiring the extension and the date by which a final decision on the claim is expected.

               (c) Denied Claims.  In the event any application for benefits is
                   -------------
denied, in whole or in part, the Service Center shall notify the claimant of such denial in writing and shall advise the claimant of the right to appeal the denial and to request a review thereof. Such notice shall be written in a manner calculated to be understood by the claimant and shall contain:

                    (1) Specific reason for such denial.

                    (2) Specific reference to the Program provisions on which such denial is based.

                    (3) A description of any information or material necessary for the Employee to perfect the claim.

                    (4) An explanation of why such material is necessary.

                    (5) An explanation of the Program's appeal and review procedure.

          8.2  Appeal and Review Procedure.
               ---------------------------

               (a) Appeal to Plan Administrator.  If the claimant's claim for
              ----------------------------
benefits is denied in whole or in part, the claimant, or the claimant's duly authorized representative, may appeal the denial by submitting to the Plan Administrator a written request for review of the application within 60 days after receiving written notice of such denial. The Plan Administrator shall give the applicant (upon request) an opportunity to review pertinent Program documents (other than legally privileged documents) in preparing such request for review.

               (b) Contents of Appeal.  The request for review must be in
                   ------------------
writing and shall be addressed to the Option Gain Deferral Program Plan Administrator, c/o Executive Resources at the address stated in the current Company directory. The request for review shall set forth all of the grounds upon which it is based, all facts in support thereof and any other matters which the claimant deems pertinent. The Plan Administrator may require the claimant to submit (at the claimant's expense) such additional facts, documents or other material as the Plan Administrator deems necessary or advisable in making its review.

               (c) Review of Appeal.  The Plan Administrator shall act upon each
                   ----------------
request for review within 60 days after its receipt thereof unless special circumstances require further time for processing. Written notice of an extension of time beyond 60 days shall be furnished to the claimant prior to the commencement of the extension. In no event shall the decision on review be rendered more than 120 days after the Plan Administrator receives the request for review.

               (d) Denied Appeals.  In the event the Plan Administrator
                   --------------
confirms the denial of the claim for benefits in whole or in part, it shall give written notice of its decision to the claimant. Such notices shall be written in a manner calculated to be understood by the claimant and shall contain the specific reasons for the denial.

          8.3  Exhaustion of Remedies.  No legal action for benefits under the
               ----------------------
Program shall be brought unless and until the following steps have occurred:

               (a) The claimant has submitted a written application for benefits in accordance with Section 8.1.

               (b) The claimant has been notified that the claim has been denied.

               (c) The claimant has filed a written request appealing the denial in accordance with Section 8.2.

               (d) The claimant has been notified in writing that the Plan Administrator has denied the claimant appeal or has failed to take any action on the appeal within the time prescribed by Section 8.2.

                                   ARTICLE IX
                               GENERAL PROVISIONS
                               ------------------


          9.1  Source of Payments.  The Deferred Shares Accounts established
               ------------------
under the Program are unfunded bookkeeping accounts. BankAmerica's obligations under the Program shall be merely that of an unfunded and unsecured promise to pay benefits in the future. No assets of the Company shall be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors or assigns, or held in any way as collateral for the fulfillment of the Company's obligations under the Program. Any and all of the Company's assets shall be, and shall remain, the general unpledged and unrestricted assets of the Company.

          9.2  Prohibition on Alienation.  No amount payable under the Program
               -------------------------
shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, hypothecation, charge, attachment, garnishment, execution, or levy of any kind or any other process of law, voluntary or involuntary. Any attempt to dispose of any rights to benefits payable under the Program shall be void. Notwithstanding the preceding sentence, the Company shall have the right to offset from a Participant's unpaid amounts under the Program any amounts due and owing from the Participant to the extent permitted by law.

          9.3  Not a Contract of Employment.  Participation in this Program by
               ----------------------------
an Eligible Employee shall not give such Employee any right to be retained in the employ of the Company and the ability of the Company to dismiss or discharge an Employee is specifically reserved.

          9.4  Headings Not to Control.  Headings and titles within the Program
               -----------------------
are for convenience only and are not to be read as part of the text of the Program.

          9.5  Separability of Program Provisions.  If any provisions of the
               ----------------------------------
Program are for any reason declared invalid or not enforceable, such provisions will not affect the remaining terms and conditions, but the Program will be construed and enforced thereafter as if such provisions had not been inserted.

          9.6  Applicable Law.  The validity and effect of the Program and the
               --------------
rights and obligations of all persons affected thereby, are to be construed and determined in accordance with applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of California.

          9.7  Entire Plan.  This document is a complete statement of the
               -----------
Program and as of January 1, 1998 supersedes all representations, prior plans, promises and inducements, proposals, written or oral, relating to its subject matter. The Company shall not be bound by or liable to any person for any representation, promise or inducement made by any person which is not embodied in this document or in any authorized written amendment to the Program.

     IN WITNESS WHEREOF, BankAmerica Corporation, has caused this instrument to be executed by its duly authorized officer, this 9/th/ day of February, 1998 to
                                                 -----        --------
be effective March 1, 1998.

                               BANKAMERICA CORPORATION

                               By  /s/ Kathleen J. Burke
                                 --------------------------------
                                 Kathleen J. Burke
                                 Vice Chairman and
                                 Personnel Relations Officer

                                      -19-